UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2005


                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-13781                   22-2889587
(State or other jurisdiction of     (Commission                (IRS Employer
        incorporation)              File Number)             Identification No.)


   5555 San Felipe Road, Suite 1200
           Houston, Texas                                         77056
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 877-8006


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

      On November 4. 2005, KCS Energy, Inc. ("KCS") issued a press release reporting financial and operating results for the three and nine months ended September 30, 2005. A copy of the press release is furnished and attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

      In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents operating cash flow and net income and earnings per diluted share excluding non-cash unrealized losses on mark-to-market derivatives, which are non-GAAP financial measures. KCS has provided in the press release a reconciliation of operating cash flow and earnings per diluted share excluding non-cash unrealized losses on mark-to-market derivatives to net income, net cash provided by operating activities and earning per diluted share, which are the most directly comparable GAAP financial measures. The press release also includes the reasons why KCS has presented the non-GAAP financial measures.

      In accordance with General Instruction B.2. of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by KCS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 99.1  KCS Energy, Inc. Press Release dated November 4, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KCS ENERGY, INC.


Date: November 9, 2005                  /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary


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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

  99.1         KCS Energy, Inc. Press Release dated November 4, 2005.